CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

on behalf of

International Fixed Income Investments (the “Portfolio”)

Supplement Dated August 31, 2005 to the Prospectus Dated December 29, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any supplement thereto:

Effective August 31, 2005, the first paragraph under the heading “Principal investment strategies” on page 36 of the Trust’s Prospectus has been revised in part and replaced with the following:

“The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar denominated fixed income securities issued by foreign governments, corporations and supranational entities. Effective February 15, 2005, the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar denominated fixed income securities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries, including the U.S., and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. Up to 10% of the Portfolio’s total assets may be invested in fixed income securities of emerging markets countries.”

TK 2088 12/04 S6